EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
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Name of Fund:  Goldman Sachs Large Cap Value Fund

Name of Underwriter Purchased From: Credit Suisse Securities (USA) LLC; KeyBanc Capital Markets Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Credit Suisse Securities (USA) LLC; Barclays Capital Inc.; Citigroup Global Markets Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.; UBS Securities LLC; Wachovia Capital Markets, LLC; ABN AMRO Incorporated; KeyBanc Capital Markets Inc.; Mitsubishi UFJ Securities
(USA), Inc.

Name of Issuer: American Electric Power Company, Inc.

Title of Security:  Common Stock

Date of First Offering:  04/01/2009

Dollar Amount Purchased:  $8,902,124

Number of Shares Purchased:  363,352

Price Per Unit:  $24.50

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Growth and Income Fund

Name of Underwriter Purchased From: Credit Suisse Securities (USA) LLC; KeyBanc Capital Markets Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Credit Suisse Securities (USA) LLC; Barclays Capital Inc.; Citigroup Global Markets Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.; UBS Securities LLC; Wachovia Capital Markets, LLC; ABN AMRO Incorporated; KeyBanc Capital Markets Inc.; Mitsubishi UFJ Securities
(USA), Inc.

Name of Issuer: American Electric Power Company, Inc.

Title of Security:  Common Stock

Date of First Offering:  04/01/2009

Dollar Amount Purchased:  $3,880,800

Number of Shares Purchased:  158,400

Price Per Unit:  $24.50

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From: Credit Suisse Securities (USA) LLC; KeyBanc Capital Markets Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Credit Suisse Securities (USA) LLC; Barclays Capital Inc.; Citigroup Global Markets Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.; UBS Securities LLC; Wachovia Capital Markets, LLC; ABN AMRO Incorporated; KeyBanc Capital Markets Inc.; Mitsubishi UFJ Securities
(USA), Inc.

Name of Issuer: American Electric Power Company, Inc.

Title of Security:  Common Stock

Date of First Offering:  04/01/2009

Dollar Amount Purchased:  $12,363,876

Number of Shares Purchased:  504,648

Price Per Unit:  $24.50

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Capital Growth Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.;
Morgan Stanley & Co. Incorporated; UBS Securities LLC

Name of Issuer: Northern Trust Corporation

Title of Security:  Common Stock

Date of First Offering:  04/28/09

Dollar Amount Purchased:  $2,805,000

Number of Shares Purchased:  56,100

Price Per Unit:  $50.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.;
Morgan Stanley & Co. Incorporated; UBS Securities LLC

Name of Issuer: Northern Trust Corporation

Title of Security:  Common Stock

Date of First Offering:  04/28/09

Dollar Amount Purchased:  $3,210,400

Number of Shares Purchased:  64,208

Price Per Unit:  $50.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Large Cap Value Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Goldman, Sachs & Co.; Morgan Stanley
& Co. Incorporated; Barclays Capital Inc.; Credit Suisse Securities
(USA) LLC; Deutsche Bank Securities Inc.; RBC Capital Markets Corporation; UBS Securities LLC; Blaylock Robert Van, LLC; Cabrera Capital Markets, LLC; CastleOak Securities, L.P.; Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC; Loop Capital Markets, LLC; Muriel Siebert & Co., Inc.; Oppenheimer & Co. Inc.; Raymond James & Associates, Inc.; Robert W. Baird & Co., Incorporated; Samuel A. Ramirez & Company, Inc.; Stifel, Nicolaus & Company Incorporated; The Williams Capital Group, L.P.

Name of Issuer: Wells Fargo & Company

Title of Security:  Common Stock

Date of First Offering:  05/08/09

Dollar Amount Purchased:  $7,526,288

Number of Shares Purchased:  342,104

Price Per Unit:  $22.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Growth and Income Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Goldman, Sachs & Co.; Morgan Stanley
& Co. Incorporated; Barclays Capital Inc.; Credit Suisse Securities
(USA) LLC; Deutsche Bank Securities Inc.; RBC Capital Markets Corporation; UBS Securities LLC; Blaylock Robert Van, LLC; Cabrera Capital Markets, LLC; CastleOak Securities, L.P.; Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC; Loop Capital Markets, LLC; Muriel Siebert & Co., Inc.; Oppenheimer & Co. Inc.; Raymond James & Associates, Inc.; Robert W. Baird & Co., Incorporated; Samuel A. Ramirez & Company, Inc.; Stifel, Nicolaus & Company Incorporated; The Williams Capital Group, L.P.

Name of Issuer: Wells Fargo & Company

Title of Security:  Common Stock

Date of First Offering:  05/08/09

Dollar Amount Purchased:  $3,509,000

Number of Shares Purchased:  159,500

Price Per Unit:  $22.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Large Cap Value Fund

Name of Underwriter Purchased From:  Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; ABN AMRO Incorporated; BNP Paribas Securities Corp.; Daiwa Securities America Inc.; HSBC Securities (USA) Inc.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Calyon Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; RBC Capital Markets Corporation; Scotia Capital (USA) Inc.; UBS Securities LLC

Name of Issuer: Ford Motor Company

Title of Security:  Common Stock

Date of First Offering:  05/12/09

Dollar Amount Purchased:  $7,271,300

Number of Shares Purchased:  1,530,800

Price Per Unit:  $4.75

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Growth and Income Fund

Name of Underwriter Purchased From:  Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; ABN AMRO Incorporated; BNP Paribas Securities Corp.; Daiwa Securities America Inc.; HSBC Securities (USA) Inc.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Calyon Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; RBC Capital Markets Corporation; Scotia Capital (USA) Inc.; UBS Securities LLC

Name of Issuer: Ford Motor Company

Title of Security:  Common Stock

Date of First Offering:  05/12/09

Dollar Amount Purchased:  $3,374,400

Number of Shares Purchased:  710,400

Price Per Unit:  $4.75

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From:  Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; ABN AMRO Incorporated; BNP Paribas Securities Corp.; Daiwa Securities America Inc.; HSBC Securities (USA) Inc.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Calyon Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; RBC Capital Markets Corporation; Scotia Capital (USA) Inc.; UBS Securities LLC

Name of Issuer: Ford Motor Company

Title of Security:  Common Stock

Date of First Offering:  05/12/09

Dollar Amount Purchased:  $21,528,962

Number of Shares Purchased:  4,532,413

Price Per Unit:  $4.75

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.;
KeyBanc Capital Markets Inc.

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.;
J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC;
BNP Paribas Securities Corp.; ABN AMRO Incorporated;
BNY Mellon Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; Samuel A. Ramirez & Co., Inc.

Name of Issuer: Great Plains Energy Incorporated

Title of Security:  Common Stock

Date of First Offering:  05/12/09

Dollar Amount Purchased:  $2,020,312

Number of Shares Purchased:  144,308

Price Per Unit:  $50.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Large Cap Value Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.;
Morgan Stanley & Co. Incorporated; Barclays Capital Inc.;
Credit Suisse (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith
Incorporated; UBS Securities LLC

Name of Issuer: State Street Corporation

Title of Security:  Common Stock

Date of First Offering:  05/18/09

Dollar Amount Purchased:  $7,570,563

Number of Shares Purchased:  194,117

Price Per Unit:  $39.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Growth and Income Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.;
Morgan Stanley & Co. Incorporated; Barclays Capital Inc.;
Credit Suisse (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith
Incorporated; UBS Securities LLC

Name of Issuer: State Street Corporation

Title of Security:  Common Stock

Date of First Offering:  05/18/09

Dollar Amount Purchased:  $3,646,500

Number of Shares Purchased:  93,500

Price Per Unit:  $39.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Morgan Keegan & Company, Inc.; Blaylock
Robert Van, LLC; Loop Capital Markets, LLC; Muriel Siebert & Co., Inc.; Samuel A. Ramirez & Company, Inc.; The Williams Capital Group L. P.

Name of Issuer:  Regions Financial Corporation

Title of Security:  Common Stock

Date of First Offering:  05/20/09

Dollar Amount Purchased:  $23,265,020

Number of Shares Purchased:  5,816,255

Price Per Unit:  $4.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members:  Morgan Stanley & Co.
Incorporated; Sandler ONeill & Partners, L.P.; SunTrust Robinson
Humphrey, Inc.; Goldman, Sachs & Co.

Name of Issuer:  SunTrust Banks, Inc.

Title of Security:  Common Stock

Date of First Offering:  06/01/09

Dollar Amount Purchased:  $8,004,685

Number of Shares Purchased:  615,745

Price Per Unit:  $13.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Large Cap Value Fund

Name of Underwriter Purchased From:  Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Barclays Capital Inc.; Deutsche Bank Securities Inc.; Morgan Stanley & Co. Incorporated; UBS Securities LLC

Name of Issuer: Prudential Financial, Inc.

Title of Security:  Common Stock

Date of First Offering:  06/02/90

Dollar Amount Purchased:  $14,350,323

Number of Shares Purchased:  367,957

Price Per Unit:  $39.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Growth and Income Fund

Name of Underwriter Purchased From:  Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Barclays Capital Inc.; Deutsche Bank Securities Inc.; Morgan Stanley & Co. Incorporated; UBS Securities LLC

Name of Issuer: Prudential Financial, Inc.

Title of Security:  Common Stock

Date of First Offering:  06/02/90

Dollar Amount Purchased:  $7,421,700

Number of Shares Purchased:  190,300

Price Per Unit:  $39.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Goldman, Sachs & Co.; Morgan Stanley & Co. Incorporated; Lazard Capital Markets LLC; Dowling & Partners Securities, LLC; Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC

Name of Issuer: Transatlantic Holdings, Inc.

Title of Security:  Common Stock

Date of First Offering:  06/05/09

Dollar Amount Purchased:  $7,850,496

Number of Shares Purchased:  206,592

Price Per Unit:  $38.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From: Merrill Lynch, Pierce, Fenner & Smith Incorporated

Names of Underwriting Syndicate Members: Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Morgan Keegan & Company, Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; The Williams Capital Group, L.P.; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BBVA Securities Inc.; Mizuho Securities USA Inc.; ABN AMRO Incorporated; Mitsubishi UFJ Securities (USA), Inc.

Name of Issuer:  Vulcan Materials Company

Title of Security:  Common Stock

Date of First Offering:  06/11/09

Dollar Amount Purchased:  $4,494,379

Number of Shares Purchased:  109,619

Price Per Unit:  $41.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Institutional Liquid Assets Tax-Exempt
               Diversified Portfolio

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members: Merrill Lynch & Co.; Goldman, Sachs & Co.; RBC Capital Markets; De La Rosa & Co.; Piper Jaffray & Co.; Westhoff, Cone & Holmstedt

Name of Issuer: County of Los Angeles

Title of Security:  County of Los Angeles 2009-10 Tax and Revenue
                    Anticipation Notes, Series A

Date of First Offering:  06/11/09

Dollar Amount Purchased:  $9,151,290

Number of Shares Purchased:  9,000

Price Per Unit:  101.681

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Institutional Liquid Assets Tax-Exempt
               California Portfolio

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members: Merrill Lynch & Co.; Goldman, Sachs & Co.; RBC Capital Markets; De La Rosa & Co.; Piper Jaffray & Co.; Westhoff, Cone & Holmstedt

Name of Issuer: County of Los Angeles

Title of Security:  County of Los Angeles 2009-10 Tax and Revenue
                    Anticipation Notes, Series A

Date of First Offering:  06/11/09

Dollar Amount Purchased:  $12,201,720

Number of Shares Purchased:  12,000

Price Per Unit:  101.681

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Institutional Liquid Assets Tax-Exempt
               Diversified Portfolio

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members: Merrill Lynch & Co.; Goldman, Sachs & Co.; RBC Capital Markets; De La Rosa & Co.; Piper Jaffray & Co.; Westhoff, Cone & Holmstedt

Name of Issuer: County of Los Angeles

Title of Security:  County of Los Angeles 2009-10 Tax and Revenue
                    Anticipation Notes, Series A

Date of First Offering:  06/11/09

Dollar Amount Purchased:  $9,151,290

Number of Shares Purchased:  9,000

Price Per Unit:  101.681

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Financial Square Funds Tax-Free Money
               Market Fund

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members: Merrill Lynch & Co.; Goldman, Sachs & Co.; RBC Capital Markets; De La Rosa & Co.; Piper Jaffray & Co.; Westhoff, Cone & Holmstedt

Name of Issuer: County of Los Angeles

Title of Security:  County of Los Angeles 2009-10 Tax and Revenue
                    Anticipation Notes, Series A

Date of First Offering:  06/11/09

Dollar Amount Purchased:  $85,412,040

Number of Shares Purchased:  84,000

Price Per Unit:  101.681

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From: Merrill Lynch, Pierce, Fenner & Smith Incorporated

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Goldman, Sachs & Co.; Morgan Stanley & Co. Incorporated; Wachovia Capital Markets, LLC; UBS Securities LLC; Credit Suisse Securities (USA) LLC; PNC Capital Markets LLC

Name of Issuer:  Lincoln National Corporation

Title of Security:  Common stock

Date of First Offering:  06/16/09

Dollar Amount Purchased:  $3,824,415

Number of Shares Purchased:  254,961

Price Per Unit:  $15.00

Resolution Approved:  Approved at the August 20, 2009 Board Meeting*.


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Name of Fund:  Goldman Sachs Financial Square Funds Tax-Free Money
               Market Fund

Name of Underwriter Purchased From:  Bank of America, N.A

Names of Underwriting Syndicate Members:  Bank of America, N.A;
Goldman, Sachs & Co.

Name of Issuer:  Rabobank Nederland

Title of Security:  Extendible Notes

Date of First Offering:  07/16/09

Dollar Amount Purchased:  $100,000,000

Number of Shares Purchased:  N/A

Price Per Unit:  $100

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Institutional Liquid Assets Tax-Exempt
Diversified Fund

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members: Merrill Lynch & Co.; Goldman, Sachs & Co.; Citi; Fidelity Capital Markets; Morgan Stanley & Co. Incorporated; Ramirez & Co., Inc.

Name of Issuer:  State of Oregon

Title of Security:  State of Oregon Full Faith and Credit Tax
Anticipation Notes,2009 Series A

Date of First Offering:  07/22/09

Dollar Amount Purchased:  $5,092,600

Number of Shares Purchased:  5,000

Price Per Unit:  $101.852

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Financial Square Funds Tax-Free Money Market Fund

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members: Merrill Lynch & Co.; Goldman, Sachs & Co.; Citi; Fidelity Capital Markets; Morgan Stanley & Co. Incorporated; Ramirez & Co., Inc.

Name of Issuer:  State of Oregon

Title of Security: State of Oregon Full Faith and Credit Tax Anticipation Notes,2009 Series A

Date of First Offering:  07/22/09

Dollar Amount Purchased:  $61,111,200

Number of Shares Purchased:  60,000

Price Per Unit:  $101.852

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Small/Mid Cap Value Fund

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.;
Barclays Capital Inc.; Fox-Pitt Kelton Cochran Caronia Waller
(USA) LLC; Sandler ONeill & Partners, L.P.; Mizuho Securities
USA Inc.

Name of Issuer:  Evercore Partners Inc.

Title of Security:  Class A Common Stock

Date of First Offering:  08/04/09

Dollar Amount Purchased:  $860,425.12

Number of Shares Purchased:  42,701

Price Per Unit:  $20.15

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From:  Merrill Lynch & Co.

Names of Underwriting Syndicate Members: Deutsche Bank Securities Inc.; Barclays Capital Inc.; Morgan Stanley & Co. Incorporated; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; UBS Securities LLC; KKR Capital Markets LLC; ABN AMRO Incorporated; FTN Equity Capital Markets Corp.

Name of Issuer:  Avago Technologies Limited

Title of Security:  Ordinary Shares

Date of First Offering:  08/05/09

Dollar Amount Purchased:  $6,914,175

Number of Shares Purchased:  460,945

Price Per Unit:  $15.00

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Deutsche Bank Securities Inc.; Commerzbank Capital Markets Corp.; UBS Securities LLC; ABN AMRO Incorporated; Nomura Securities International, Inc.

Name of Issuer:  TRW Automotive Holdings Corp.

Title of Security:  Common Stock

Date of First Offering:  08/11/09

Dollar Amount Purchased:  $5,112,275

Number of Shares Purchased:  292,130

Price Per Unit:  $17.50

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members: Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.; UBS Securities LLC; Barclays Capital Inc.; Citigroup Global Markets, Inc.; Credit Suisse Securities (USA) LLC; Jefferies & Company, Inc.; William Blair & Company, L.L.C.; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; Wells Fargo Securities, LLC

Name of Issuer:  Emdeon Inc.

Title of Security:  Class A Common Stock

Date of First Offering:  08/11/09

Dollar Amount Purchased:  $5,751,724.50

Number of Shares Purchased:  371,079

Price Per Unit:  $15.50

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members: Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.; UBS Securities LLC; Barclays Capital Inc.; Citigroup Global Markets, Inc.; Credit Suisse Securities (USA) LLC; Jefferies & Company, Inc.; William Blair & Company, L.L.C.; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; Wells Fargo Securities, LLC

Name of Issuer:  Emdeon Inc.

Title of Security:  Class A Common Stock

Date of First Offering:  08/11/09

Dollar Amount Purchased:  $683,550

Number of Shares Purchased:  44,100

Price Per Unit:  $15.50

Resolution Approved:  To be approved at the November 19, 2009 Board Meeting**.


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*Resolution adopted at the Meeting of the Board of Trustees on August 20, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs &Co. (Goldman Sachs) to the Trustees all purchases made during the calendar quarter ended June 30, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**Resolution adopted at the Meeting of the Board of Trustees on November 19, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs &Co. (Goldman Sachs) to the Trustees all purchases made during the calendar quarter ended September 30, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman
Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company
Act of 1940, as amended.